UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 31, 2009

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-72097	74-2897368
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida (Address of principal executive offices)	33913 (Zip Code)

(239) 768-0600
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The unaudited consolidated balance sheet of NeoGenomics, Inc. (the “Company”) as of December 31, 2008 and December 31, 2007, the unaudited consolidated statements of operations of the Company for the three and twelve months ended December 31, 2008 and December 31, 2007 and the unaudited consolidated statements of cash flows of the Company for the twelve months ended December 31, 2008 and December 31, 2007 are furnished with this Current Report on Form 8-K as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

99.1
The unaudited consolidated balance sheet of the Company as of December 31, 2008 and December 31, 2007, the unaudited consolidated statements of operations of the Company for the three and twelve months ended December 31, 2008 and December 31, 2007 and the unaudited consolidated statements of cash flows of the Company for the twelve months ended December 31, 2008 and December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:  /s/Jerome J. Dvonch
Jerome J. Dvonch
Principal Accounting Officer

Date: March 31, 2009

Exhibit Index

Exhibit No.	Description

99.1
The unaudited consolidated balance sheet of the Company as of December 31, 2008 and December 31, 2007, the unaudited consolidated statements of operations of the Company for the three and twelve months ended December 31, 2008 and December 31, 2007 and the unaudited consolidated statements of cash flows of the Company for the twelve months ended December 31, 2008 and December 31, 2007